EXHIBIT 99
                                     TERM SHEET DATED JUNE 7, 2002



                                                               June 7, 2002




                                                    $760,494,000
                                                   (Approximate)
                                           GSR Mortgage Loan Trust 2002-5
                                      GS Mortgage Securities Corp., Depositor
                                 Mortgage Pass-Through Certificates, Series 2002-5

Overview of the Offered Certificates

-------------------------------------------------------------------------------------------------------------------
                                                                                       Principal    Moody's/S&P/
                   Approximate                     Expected   Initial    hEstimated     Payment        Fitch
                    Principal                      Credit     Pass-Throug Avg. Life      Window       Expected
  Certificates       Balance     Collateral Group   Support    Rate (2)   (yrs) (3)      (3)(4)       Ratings
-------------------------------------------------------------------------------------------------------------------
A1-A              $ 169,972,000      Group I         2.00%      [     ]%     0.40     07/02-04/03   Aaa/AAA/AAA
A1-B              $ 144,660,000      Group I         2.00%      [     ]%     1.25     04/03-03/04   Aaa/AAA/AAA
A1-C              $ 262,102,000      Group I         2.00%      [     ]%     3.51     03/04-09/07   Aaa/AAA/AAA
A2                $ 171,544,000      Group II        2.00%      [     ]%     2.04     07/02-09/07   Aaa/AAA/AAA
X1                $ 576,734,000(1)   Group I          N/A       [     ]%     N/A          N/A       Aaa/AAA/AAA
X2                $ 171,544,000(1)   Group II         N/A       [     ]%     N/A          N/A       Aaa/AAA/AAA
B1                $   6,871,000    Group I & II      1.10%      [     ]%     3.83     07/02-09/07    Aa2/AA/AA
B2                $   3,055,000    Group I & II      0.70%      [     ]%     3.83     07/02-09/07      A2/A/A
B3                $   2,290,000    Group I & II      0.40%      [     ]%     3.83     07/02-09/07   Baa2/BBB/BBB
   Total           $760,494,000
-------------------------------------------------------------------------------------------------------------------

(1) Notional Amount.
(2) See the Coupons of the Certificates section of this Term Sheet for more information on the
    Pass-Through Rates of the Certificates.
(3) Assuming payment based on a pricing speed of 35% CPR to the 10% Cleanup Call on all
    Certificates.
(4) The Stated Final Maturity Date for the Certificates is the Distribution Date in January 2032.



Selected Mortgage Pool Data

-----------------------------------------------------------------------------------------
                                                Group I       Group II         Total
-----------------------------------------------------------------------------------------
Scheduled Principal Balance:                  $588,504,411   $175,045,083   $763,549,493
Number of Mortgage Loans:                            1,197            332          1,529
Average Scheduled Principal Balance:              $491,649       $527,244       $499,378
Weighted Average Gross Coupon:                       7.20%          8.06%          7.39%
Weighted Average Net Coupon:                         6.94%          7.80%          7.14%
Weighted Average Stated Remaining Term:                323            334            325
Weighted Average Seasoning:                             36             24             34
Weighted Average Amortized Current LTV Ratio:        67.2%          68.4%          67.5%
Weighted Average Months to Roll:                        83             96             86
Weighted Average Margin:                             2.75%          2.72%          2.75%
Weighted Average Net Margin:                         2.49%          2.47%          2.49%
Weighted Average Initial Rate Cap:                   3.79%          3.19%          3.65%
-----------------------------------------------------------------------------------------

Features of the Transaction

|X| Collateral consists of hybrid adjustable rate, single family, residential mortgage loans (the "Mortgage Loans") originated or purchased by Bank of America, N.A. ("Bank of America").

|X|  The Mortgage Loans will be serviced by Bank of America.

|X| Credit support for the Certificates is provided through a senior/subordinated, shifting interest structure. The expected amount of credit support for the Class A Certificates is 2.00% in the form of subordination.

|X| 0.1% of the Mortgage Loans are 30 to 59 days delinquent. A delinquent Mortgage Loan is any loan with respect to which the obligor has failed to make the full payment of principal and interest within 30 days of its May due date.

|X| The Deal will be modeled on Intex as "GSR02005" and on Bloomberg as "GSR 02-5".

|X| The Certificates in the table above are registered under a registration statement filed with the Securities and Exchange Commission.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               June 7, 2002


Time Table

Expected Closing Date:              On or before June 27th, 2002

Cut-off Date:                       June 1st, 2002

Pricing Date:                       On or before June 15th, 2002

First Distribution Date:            July 25th, 2002

Key Terms

Depositor:                          GS Mortgage Securities Corp.

Servicers:                          Bank of America

Trustee:                            JPMorgan Chase Bank

Custodian:                          JPMorgan Chase Bank

Servicing Fee:                      25 bps

Trustee Fee:                        0.75 bps

Distribution Date:                  25th day of the month or the following
                                    Business Day

Record Date:                        For any Distribution Date, the last day
                                    of the preceding calendar month, except
                                    for the Class A1-A and Class A1-B
                                    Certificates, for which the Record Date
                                    is the day preceding the Distribution
                                    Date

Delay Days:                         24 day delay on all Certificates
                                    except for the Class A1-A and Class
                                    A1-B Certificates for which interest
                                    will accrue from the prior Distribution
                                    Date (or, the Closing Date, in the case
                                    of the first interest accrual period)
                                    through the day preceding such
                                    Distribution Date

Prepayment Assumption:              35% CPR

Interest Accrual:                   On a 30/360 basis, the prior
                                    calendar month preceding the month of
                                    each Distribution Date, except for the
                                    Class A1-A and Class A1-B Certificates,
                                    which accrues from the 25th of the
                                    month preceding the Distribution Date
                                    (or, the Closing Date, in the case of
                                    the first interest accrual period) to,
                                    but not including, the 25th of the
                                    month of such Distribution Date

Servicer Advancing:                 Yes as to principal and interest,
                                    subject to recoverability

Compensating Interest:              Yes, to the extent of the aggregate
                                    monthly servicing fee

Optional Call:                      The Certificates will have a 10%
                                    optional termination provision

Rating Agencies:                    Moody's Investors Service, Inc.;
                                    Standard & Poor's Ratings Group

Minimum Denomination:               Class A Certificates - $25,000
                                    Class B1, Class B2 and Class B3
                                    Certificates - $250,000
                                    Class X1 and Class X2 - $5,000,000

Legal Investment:                   All of the offered Certificates, other
                                    than the Class B2 and Class B3 are
                                    expected to be SMMEA eligible at
                                    settlement

ERISA Eligible:                     Underwriter's exemption is expected to
                                    apply to all Offered Certificates.
                                    However, prospective purchasers should
                                    consult their own counsel

Tax Treatment:                      All Certificates represent REMIC
                                    regular interests






This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               June 7, 2002


Structure of the Certificates

|X| Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates (collectively, the "Subordinate Certificates") will be subordinate in the right to receive payments of principal and interest and, therefore, provide credit protection to the Class A1-A, Class A1-B, Class A1-C and Class A2 Certificates (collectively, the "Class A Certificates"), and the Class X1 and Class X2 Certificates (collectively, the "Class X Certificates", and together with the Class A Certificates, the "Senior Certificates"). In addition, for the first ten years after the Closing Date, subject to the exception described below, all principal prepayments will be used to pay down the Class A Certificates, which is intended to increase the relative proportion of Subordinate Certificates and thereby increase the Class A Certificates' credit support percentage. Thereafter, the Subordinate Certificates will begin receiving a portion of their pro rata share of principal prepayments (which portion is scheduled to increase annually) subject to certain loss and delinquency criteria. If within the first 36 months, the credit support is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayment proceeds subject to certain loss and delinquency criteria. If after the first 36 months, the credit support is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of principal prepayment proceeds.

|X| If the Certificate Balance of the Class A Certificates attributable to one Group exceeds the aggregate principal balance of the Mortgage Loans in such Group, then future payments otherwise allocable to the Subordinate Certificates will be crossed over or used to repay the affected Class A Certificates, and the Subordinate Component Balance for such Group will be less than zero.


Priority of Payments


         Beginning in July 2002, and on each Distribution Date thereafter, after reimbursement of any Servicer Advances to the Servicer (or the Trustee, if not made by the Servicer), distributions will be made in the order and priority as follows:

         (a) unless a Credit Support Depletion Date shall have occurred, the Group I available distribution amount will be distributed:

               (i) first, pro rata to the Class A1-A, Class A1-B, Class A1-C and Class X1 Certificates, Accrued Certificate Interest thereon;

               (ii) second, as principal to the Class R1, Class R2 and Class R3 Certificates pro rata in proportion to their outstanding certificate balances until such certificate balances have been reduced to zero; and

               (iii) third, sequentially to the Class A1-A, Class A1-B and Class A1-C Certificates, as principal, the Group I senior principal distribution amount, in each case until the certificate balance of each such class shall have been reduced to zero;

         (b) unless a Credit Support Depletion Date shall have occurred, the Group II available distribution amount will be distributed:

               (i) first, pro rata to the Class A2 and Class X2 Certificates, Accrued Certificate Interest thereon;

               (ii) second, to the Class A2 Certificates, as principal, the Group II senior principal distribution amount, in each case until the certificate balance of each such class shall have been reduced to zero;

         (c) subject to the exceptions described below, unless a Credit Support Depletion Date shall have occurred, the portion of the available distribution amount for all loan Groups remaining after making the distributions described above in paragraphs (a) and (b) will be distributed in the following order of priority:

               (i) to the Class B1 Certificates, Accrued Certificate Interest thereon;





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               June 7, 2002


               (ii) to the Class B1 Certificates, their pro rata share of the subordinate principal distribution amount;

               (iii) to the Class B2 Certificates, Accrued Certificate Interest thereon;

               (iv) to the Class B2 Certificates, their pro rata share of the subordinate principal distribution amount;

               (v) to the Class B3 Certificates, Accrued Certificate Interest thereon;

               (vi) to the Class B3 Certificates, their pro rata share of the subordinate principal distribution amount;

               (vii) to the Class B4, Class B5 and Class B6 Certificates, interest and principal in the same manner as for the Class B1, Class B2 and Class B3 Certificates, first to the Class B4 Certificates, then to the Class B5 Certificates and finally to the Class B6 Certificates;

               (viii) to each class of the certificates in order of
                      seniority, up to the amount of unreimbursed realized losses previously allocated to that class, if any; provided, however, that any amounts distributed pursuant to this paragraph (c)(viii) will not cause a further reduction in the class principal balances of any of the certificates; and

               (ix) at such time as all other classes have been paid in full and all losses previously allocated have been paid in full to the Residual Certificates pro rata.

         If a Credit Support Depletion Date should occur, on such Distribution Date and thereafter, distributions of principal on the Class A1-A, Class A1-B, Class A1-C Certificates will be made to such classes pro rata for their respective Group based on their Certificate balances rather than sequentially as described above. A "Credit Support Depletion Date" is the first Distribution Date (if any) on which the aggregate Certificate Balance of the Subordinate Certificates has been or will be reduced to zero.

         Under the distribution priority described above, although each class of Subordinate Certificates will be entitled to a pro rata portion of the subordinate principal distribution amount, the available distribution amount may not be sufficient to pay each class of Subordinate Certificates its pro rata share of the subordinate principal distribution amount, in which case the available funds will be distributed in the priority described above, subject to the exceptions described below. Notwithstanding the paragraph above, on any Distribution Date on which the Subordination Level (as defined below) for any class of Subordinate Certificates is less than the Subordination Level as of the Closing Date, distributions among the Subordinate Certificates will be allocated to increase such Subordination Level. The most senior class of Subordinate Certificates for which the Subordination Level is less than the Subordination Level as of the Closing Date will be identified, and the prepayment portion of the subordinate principal distribution amount otherwise allocable to the classes of Subordinate Certificates junior to that class will instead be allocated among the more senior classes of Subordinate Certificates, pro rata in proportion to the certificate balances of those classes.

         With respect to any class of Subordinate Certificates, the "Subordination Level" on any specified date is the percentage obtained by dividing the sum of the certificate balances of all classes of Subordinate Certificates that are subordinate to that class by the sum of the certificate balances of all classes of certificates as of that date, before giving effect to distributions and allocations of realized losses to the certificates on that date.

         "Accrued Certificate Interest" consists of (i) previously accrued interest that remained unpaid on the previous Distribution Date, or (ii) interest accrued for the related interest accrual period.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               June 7, 2002




Coupons of the Certificates


------------------------------ ---------------------------- -------------------------- ------------------------------
             Class                    Bond Reset Date             Initial Coupon        Coupon After Adjustment Date
                                                                   (approximate)
------------------------------ ---------------------------- -------------------------- ------------------------------
             A1-A                        May 2009                      [ ]%              The Minimum of the (1) Net
                                                                                          WAC and (2) One-Year CMT
                                                                                                plus 175 bps
------------------------------ ---------------------------- -------------------------- ------------------------------
             A1-B                        May 2009                      [ ]%              The Minimum of the (1) Net
                                                                                          WAC and (2) One-Year CMT
                                                                                                plus 175 bps
------------------------------ ---------------------------- -------------------------- ------------------------------
             A1-C                        May 2009                      [ ]%              The Minimum of the (1) Net
                                                                                          WAC and (2) One-Year CMT
                                                                                                plus 175 bps
------------------------------ ---------------------------- -------------------------- ------------------------------
              A2                         June 2010                     [ ]%              The Minimum of the (1) Net
                                                                                          WAC and (2) One-Year CMT
                                                                                                plus 175 bps
------------------------------ ---------------------------- -------------------------- ------------------------------
              X1                            N/A               Group I Excess Interest      Group I Excess Interest
------------------------------ ---------------------------- -------------------------- ------------------------------
              X2                            N/A              Group II Excess Interest     Group II Excess Interest
------------------------------ ---------------------------- -------------------------- ------------------------------



     (1) Class B Certificate Rate. The interest rate (the "Class B Certificate Rate") on the Subordinate Certificates will equal, on any Distribution Date, the quotient expressed as a percentage, of:

         (a)   the sum of:

               (i) the product of (x) the Group I weighted average rate and (y) the Subordinate Component Balance for Group I immediately preceding that Distribution Date; and

               (ii) the product of (x) the Group II weighted average rate and (y) the Subordinate Component Balance for Group II immediately preceding that Distribution Date;

         (b) divided by the sum of the Subordinate Component Balances for Group I and Group II immediately preceding that Distribution Date.

The initial Class B Certificate Rate will be approximately [ ]% per annum.

The "Subordinate Component Balance" for each Group is the aggregate principal balance of the mortgage loans in that Group minus the Certificate Balance of the Class A Certificates of that Group.

For purposes of calculating weighted average rates, the "Rate" for each mortgage loan is equal to the per annum mortgage interest rate on that mortgage loan less the applicable Servicing Fee and Trustee Fee.

         (2) Approximate rate for the first Distribution Date, stated as a percentage of the notional amount. The Class X1 Certificates will not receive any distributions of principal, but will accrue interest on the notional amount of the Class A1 Certificates. The initial Class X1 Certificate notional amount will be approximately $576,734,000, and for any distribution date will equal the aggregate certificate balance of the Class A1 Certificates immediately preceding that distribution date. On each distribution date the annual certificate interest rate on the Class X1 Certificates will equal the excess, if any, of
               (i) the Group I weighted average net rate over (ii) the Pass-Through Rate of the Class A1 Certificates.

         (3) Approximate rate for the first Distribution Date, stated as a percentage of the notional amount. The Class X2 Certificates will not receive any distributions of principal, but will accrue interest on the notional amount of the Class A2 Certificates. The initial Class X2 Certificate notional amount will be approximately $171,544,000, and for any distribution date will equal the aggregate certificate balance of the Class A2 Certificates immediately preceding that distribution date. On each distribution date the annual certificate interest rate on the Class X2 Certificates will equal the excess, if any, of
               (i) the Group II weighted average net rate over (ii) the Pass-Through Rate of the Class A2 Certificates.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               June 7, 2002



Selected Mortgage Loan Data


                    The Mortgage Loans (All Collateral)


Scheduled Principal Balance:                                     $763,549,493
Number of Mortgage Loans:                                               1,529
Scheduled Principal Balance of the Largest Mortgage Loan:          $2,882,869
Average Scheduled Principal Balance:                                 $499,378
Weighted Average Gross Coupon:                                          7.39%
Weighted Average Net Coupon:                                            7.14%
Weighted Average Stated Remaining Term:                                   325
Weighted Average Seasoning:                                                34
Weighted Average Amortized Current LTV Ratio:                           67.5%
Weighted Average Months to Roll:                                           86
Weighted Average Margin:                                                2.75%
Weighted Average Initial Rate Cap:                                      3.65%
Weighted Average Periodic Rate Cap:                                     2.00%
Weighted Average Lifetime Rate Cap:                                     5.00%
Weighted Average FICO Score:                                              732


                                                      Scheduled Principal Balance


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Scheduled Principal Balance                       Loans (#)               Amount ($)              Balance (%)
---------------------------                       ---------               ----------              -----------
Below $250,000                                        11               $    2,224,861                 0.3%
$250,001 - $350,000                                  418                  132,769,414                17.4
$350,001 - $500,000                                  609                  250,462,738                32.8
$500,001 - $650,000                                  241                  137,963,198                18.1
$650,001 - $750,000                                   83                   57,981,707                 7.6
$750,001 - $900,000                                   60                   48,779,590                 6.4
Greater than $900,000                                107                  133,367,984                17.5
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,529                 $763,549,493               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.




                                                             Gross Coupons


                                              No. of Mortgage           Total Dollar         Scheduled Principal
Gross Coupon                                     Loans (#)                Amount ($)              Balance (%)
------------                                     ---------                ----------              -----------
6.50% - 6.99%                                        373                 $204,901,583                26.8%
7.00% - 7.49%                                        451                  220,047,552                28.8
7.50% - 7.99%                                        479                  221,029,083                28.9
8.00% - 8.49%                                        169                   85,237,283                11.2
8.50% - 8.99%                                         55                   30,542,781                 4.0
9.00% - 9.49%                                          2                    1,791,211                 0.2
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,529                 $763,549,493               100.0%
========================================= ========================= ======================= ========================



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               June 7, 2002



                                       Amortized Current Loan-to-Value Ratios

                                              No. of Mortgage           Total Dollar         Scheduled Principal
Amortized Current Loan-to-Value Ratio            Loans (#)                Amount ($)              Balance (%)
-------------------------------------            ---------                ----------              -----------
Below 40.00%                                          65                $  31,869,502                 4.2%
40.00% - 49.99%                                      100                   56,473,932                 7.4
50.00% - 59.99%                                      165                   89,327,662                11.7
60.00% - 69.99%                                      313                  173,501,352                22.7
70.00% - 79.99%                                      814                  387,092,886                50.7
80.00% - 84.99%                                       16                    5,803,582                 0.8
85.00% - 89.99%                                       46                   16,015,915                 2.1
90.00% - 100.00%                                      10                    3,464,663                 0.5
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,529                  $763,549,493              100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.


                                             Primary Mortgage Insurance

                                              No. of Mortgage           Total Dollar          Scheduled Principal
Primary Mortgage Insurance ("PMI")               Loans (#)                Amount ($)              Balance (%)
----------------------------------               ---------                ----------              -----------
Amortized CLTV < 80%                               1,457                  $738,265,334               96.7%
Amortized CLTV > 80% With PMI                         72                    25,284,159                3.3
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,529                  $763,549,493              100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.


                                        Stated Remaining Months to Maturity

Stated Remaining                              No. of Mortgage           Total Dollar          Scheduled Principal
Term (Scheduled)                                 Loans (#)                Amount ($)              Balance (%)
----------------                                 ---------                ----------              -----------
Under 313 Months                                      48                 $  25,713,722                3.4%
313 - 324 Months                                     462                   247,004,824               32.3
325 - 336 Months                                     892                   420,793,011               55.1
337 - 348 Months                                     121                    62,883,243                8.2
349 - 360 Months                                       6                     7,154,694                0.9
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,529                  $763,549,493              100.0%
========================================= ========================= ======================= ========================


Column totals may not add to 100.0% due to rounding.



                                                      Indices

                                            No. of Mortgage           Total Dollar          Scheduled Principal
Index                                          Loans (#)               Amount ($)               Balance (%)
-------------------------                   --------------           ---------------        -------------------
1 Year CMT                                   1,523                    $755,323,211                  98.9%
1 Year LIBOR                                     6                       8,226,283                   1.1
------------------------------------------------------------------------------------------------------------------
Total                                        1,529                    $763,549,493                 100.0%
==================================================================================================================


Column totals may not add to 100.0% due to rounding.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               June 7, 2002


                                                Months to Roll


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Months to Roll                                   Loans (#)                Amount ($)              Balance (%)
--------------                                   ---------                ----------              -----------
43 - 48 Months                                         1               $    1,813,823                 0.2%
49 - 54 Months                                         4                    1,406,828                 0.2
55 - 60 Months                                         1                      314,823                 0.0
61 - 72 Months                                        31                   18,233,960                 2.4
73 - 78 Months                                       155                   89,272,473                11.7
79 - 84 Months                                       308                  157,989,952                20.7
85 - 90 Months                                       697                  319,472,553                41.8
91 - 96 Months                                       227                  113,999,662                14.9
97 - 102 Months                                       97                   51,175,236                 6.7
103 - 108 Months                                       3                    3,030,352                 0.4
109 - 114 Months                                       5                    6,839,833                 0.9
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,529                 $763,549,493               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.


                                                    Margin

                                              No. of Mortgage           Total Dollar          Scheduled Principal
Margin                                           Loans (#)                Amount ($)              Balance (%)
------                                           ---------                ----------              -----------
2.250%                                                 6               $    8,226,283                 1.1%
2.500%                                                 3                    1,080,842                 0.1
2.750%                                             1,511                  747,185,340                97.9
2.875%                                                 9                    7,057,028                 0.9
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,529                 $763,549,493               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.


                                               Initial Rate Cap


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Initial Rate Cap                                 Loans (#)                Amount ($)              Balance (%)
----------------                                 ---------                ----------              -----------
2.000%                                                 1              $       380,493                 0.0%
3.000%                                             1,095                  515,290,734                67.5
5.000%                                               433                  247,878,267                32.5
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,529                 $763,549,493               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               June 7, 2002



                                                              FICO Scores


                                              No. of Mortgage           Total Dollar          Scheduled Principal
FICO Score                                       Loans (#)                Amount ($)              Balance (%)
----------                                       ---------                ----------              -----------
Unavailable                                           32                  $  15,402,230               2.0%
Below 640                                             58                     25,679,274               3.4
640 - 659                                             67                     35,218,357               4.6
660 - 679                                            100                     47,597,653               6.2
680 - 699                                            148                     82,322,254              10.8
700 - 719                                            181                     93,548,123              12.3
720 - 739                                            180                     93,310,437              12.2
740 - 759                                            207                    102,927,515              13.5
760 or Greater                                       556                    267,543,650              35.0
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,529                    $763,549,493            100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.



                                                            Property State

                                           No. of Mortgage Loans        Total Dollar          Scheduled Principal
Property State                                      (#)                   Amount ($)              Balance (%)
--------------                                      ---                   ----------              -----------
California                                         1,007                 $517,238,249                67.7%
New York                                             139                   65,370,863                 8.6
All Other States(1)                                  383                  180,940,381                23.7
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,529                 $763,549,493               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.
(1) Each of the other states is less than 3.0% of the aggregate principal balance.



                                                             Property Type


                                           No. of Mortgage Loans        Total Dollar          Scheduled Principal
Property Type                                       (#)                   Amount ($)              Balance (%)
-------------                                       ---                   ----------              -----------
Single Family                                      1,051                 $529,310,933                69.3%
PUD                                                  342                  172,418,346                22.6
Condominium                                           95                   41,087,354                 5.4
2 - 4 Family                                          35                   17,790,215                 2.3
Townhouse                                              3                    1,489,020                 0.2
Co-op                                                  3                    1,453,626                 0.2
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,529                 $763,549,493               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               June 7, 2002



                                                 Loan Purpose


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Loan Purpose                                     Loans (#)                Amount ($)              Balance (%)
------------                                     ---------                ----------              -----------
Purchase                                           1,014                 $486,643,198                63.7%
Rate/Term Refi                                       263                  141,414,622                18.5
Cash Out Refi                                        251                  135,118,066                17.7
Other                                                  1                      373,608                 0.0
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,529                 $763,549,493               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.



                                                   Occupancy


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Occupancy                                        Loans (#)                Amount ($)              Balance (%)
---------                                        ---------                ----------              -----------
Primary                                            1,443                 $718,448,276                94.1%
Second Home                                           74                   39,862,198                 5.2
Investor                                              12                    5,239,019                 0.7
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,529                 $763,549,493               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.



                                                                  Age


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Age                                              Loans (#)                Amount ($)              Balance (%)
---                                              ---------                ----------              -----------
0 - 6 Months                                           2               $    1,939,972                 0.3%
7 - 12 Months                                          6                    7,073,752                 0.9
13 - 18 Months                                        13                    8,088,886                 1.1
19 - 24 Months                                       156                   76,617,461                10.0
25 - 30 Months                                       218                  110,519,085                14.5
31 - 36 Months                                       716                  327,087,179                42.8
37 - 42 Months                                       273                  145,315,883                19.0
43+ Months                                           145                   86,907,275                11.4
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,529                 $763,549,493               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.



                                                Document Status


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Document Status                                  Loans (#)                Amount ($)              Balance (%)
---------------                                  ---------                ----------              -----------
Unavailable                                          538                 $270,673,121                35.5%
Standard                                             618                  338,243,063                44.3
Alternative                                          352                  145,938,449                19.1
Streamline                                            20                    8,183,353                 1.1
Other                                                  1                      511,507                 0.1
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,529                 $763,549,493               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               June 7, 2002


                                              Property Zip Codes


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Property Zip Codes                               Loans (#)                Amount ($)              Balance (%)
------------------                               ---------                ----------              -----------
90210                                                 14                 $ 10,879,179                 1.4%
90049                                                 12                    9,821,345                 1.3
90266                                                 19                    8,747,282                 1.1
94022                                                 11                    8,518,045                 1.1
90274                                                 13                    8,396,755                 1.1
90265                                                  8                    8,135,576                 1.1
90272                                                 12                    7,305,410                 1.0
91011                                                 12                    6,999,468                 0.9
92660                                                  9                    6,239,250                 0.8
90024                                                 11                    5,976,627                 0.8
All Other                                          1,408                  682,530,557                89.4
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,529                 $763,549,493               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.



                                              Delinquency Status


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Delinquency Status                               Loans (#)                Amount ($)              Balance (%)
------------------                               ---------                ----------              -----------
Current                                            1,528                 $762,818,689                99.9%
30                                                     1                      730,805                 0.1
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,529                 $763,549,493               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               June 7, 2002





                             The Mortgage Loans (Group I)

Scheduled Principal Balance:                                                       $588,504,411
Number of Mortgage Loans:                                                                 1,197
Scheduled Principal Balance of the Largest Mortgage Loan:                            $2,882,869
Average Scheduled Principal Balance:                                                   $491,649
Weighted Average Gross Coupon:                                                            7.20%
Weighted Average Net Coupon:                                                              6.94%
Weighted Average Stated Remaining Term:                                                     323
Weighted Average Seasoning:                                                                  36
Weighted Average Amortized Current LTV Ratio:                                             67.2%
Weighted Average Months to Roll:                                                             83
Weighted Average Margin:                                                                  2.75%
Weighted Average Initial Rate Cap:                                                        3.79%
Weighted Average Periodic Rate Cap:                                                       2.00%
Weighted Average Lifetime Rate Cap:                                                       5.00%
Weighted Average FICO Score:                                                                734



                                          Scheduled Principal Balance

                                              No. of Mortgage           Total Dollar          Scheduled Principal
Scheduled Principal Balance                       Loans (#)               Amount ($)              Balance (%)
---------------------------                       ---------               ----------              -----------
Below $250,000                                        10               $    2,001,664                 0.3%
$250,001 - $350,000                                  333                  105,489,956                17.9
$350,001 - $500,000                                  472                  193,390,984                32.9
$500,001 - $650,000                                  198                  113,370,992                19.3
$650,001 - $750,000                                   63                   44,033,192                 7.5
$750,001 - $900,000                                   47                   38,094,040                 6.5
$900,000 or Greater                                   74                   92,123,582                15.7
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,197                 $588,504,411               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.



                                                 Gross Coupons

                                              No. of Mortgage           Total Dollar         Scheduled Principal
Gross Coupon                                     Loans (#)                Amount ($)              Balance (%)
------------                                     ---------                ----------              -----------
6.50% - 6.99%                                        365                 $198,051,830                33.7%
7.00% - 7.49%                                        441                  212,919,213                36.2
7.50% - 7.99%                                        365                  167,812,112                28.5
8.00% - 8.49%                                         26                    9,721,255                 1.7
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,197                 $588,504,411               100.0%
========================================= ========================= ======================= ========================


Column totals may not add to 100.0% due to rounding.









This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               June 7, 2002



                                    Amortized Current Loan-to-Value Ratios


                                                No. of Mortgage         Total Dollar         Scheduled Principal
Amortized Current Loan-to-Value Ratio              Loans (#)              Amount ($)              Balance (%)
-------------------------------------              ---------              ----------              -----------
Below 40.00%                                           52                $  25,305,751                4.3%
40.00% - 49.99%                                        76                   39,237,844                6.7
50.00% - 59.99%                                       135                   73,433,228               12.5
60.00% - 69.99%                                       258                  139,752,591               23.7
70.00% - 79.99%                                       621                  291,346,492               49.5
80.00% - 84.99%                                        12                    4,455,666                0.8
85.00% - 89.99%                                        39                   13,627,720                2.3
90.00% - 100.00%                                        4                    1,345,118                0.2
--------------------------------------------- --------------------- ----------------------- ------------------------
Total                                               1,197                  $588,504,411             100.0%
============================================= ===================== ======================= ========================

Column totals may not add to 100.0% due to rounding.




                                          Primary Mortgage Insurance


                                                No. of Mortgage         Total Dollar          Scheduled Principal
Primary Mortgage Insurance ("PMI")                 Loans (#)              Amount ($)              Balance (%)
----------------------------------                 ---------              ----------              -----------
Amortized CLTV < 80%                                 1,142                 $569,075,906               96.7%
Amortized CLTV > 80%, With PMI                          55                   19,428,505                3.3
--------------------------------------------- --------------------- ----------------------- ------------------------
Total                                                1,197                 $588,504,411              100.0%
============================================= ===================== ======================= ========================

Column totals may not add to 100.0% due to rounding.



                                      Stated Remaining Months to Maturity


Stated Remaining                                No. of Mortgage         Total Dollar          Scheduled Principal
Term (Scheduled)                                   Loans (#)              Amount ($)              Balance (%)
----------------                                   ---------              ----------              -----------
Under 313 Months                                       43                $  23,815,216                4.0%
313 - 324 Months                                      462                  247,004,824               42.0
325 - 336 Months                                      680                  312,712,224               53.1
337 - 348 Months                                       12                    4,972,147                0.8
--------------------------------------------- --------------------- ----------------------- ------------------------
Total                                               1,197                $588,504,411               100.0%
============================================= ===================== ======================= ========================


Column totals may not add to 100.0% due to rounding.


                                                    Indices


                                            No. of Mortgage           Total Dollar          Scheduled Principal
Index                                          Loans (#)               Amount ($)               Balance (%)
-------------------------                   --------------           ---------------        -------------------
1 Year CMT                                     1,197                  $588,504,411                100.0%
-----------------------------------------------------------------------------------------------------------------
Total                                          1,197                  $588,504,411                100.0%
=================================================================================================================


Column totals may not add to 100.0% due to rounding.






This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               June 7, 2002




                                                Months to Roll


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Months to Roll                                   Loans (#)                Amount ($)              Balance (%)
--------------                                   ---------                ----------              -----------
43 - 48 Months                                         1               $    1,813,823                 0.3%
49 - 54 Months                                         4                    1,406,828                 0.2
55 - 60 Months                                         1                      314,823                 0.1
67 - 72 Months                                        31                   18,233,960                 3.1
73 - 78 Months                                       155                   89,272,473                15.2
79 - 84 Months                                       308                  157,989,952                26.8
85 - 90 Months                                       697                  319,472,553                54.3
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,197                 $588,504,411               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.


                                                    Margin


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Margin                                           Loans (#)                Amount ($)              Balance (%)
------                                           ---------                ----------              -----------
2.750%                                             1,188                 $581,447,382                98.8%
2.875%                                                 9                    7,057,028                 1.2
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,197                 $588,504,411               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.



                                               Initial Rate Cap


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Initial Rate Cap                                 Loans (#)                Amount ($)              Balance (%)
----------------                                 ---------                ----------              -----------
3.000%                                               780                 $357,251,352                60.7%
5.000%                                               417                  231,253,059                39.3
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,197                 $588,504,411               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.


                                                  FICO Scores

                                              No. of Mortgage           Total Dollar          Scheduled Principal
FICO Score                                       Loans (#)                Amount ($)              Balance (%)
----------                                       ---------                ----------              -----------
Unavailable                                           15                $   7,017,319                 1.2%
Below 640                                             44                   19,105,826                 3.2
640 - 659                                             43                   24,363,554                 4.1
660 - 679                                             77                   36,985,650                 6.3
680 - 699                                            109                   57,214,453                 9.7
700 - 719                                            143                   73,382,950                12.5
720 - 739                                            145                   73,524,215                12.5
740 - 759                                            161                   79,554,439                13.5
760 or Greater                                       460                  217,356,005                36.9
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,197                 $588,504,411               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               June 7, 2002



                                                Property State

                                           No. of Mortgage Loans        Total Dollar          Scheduled Principal
Property State                                      (#)                   Amount ($)              Balance (%)
--------------                                      ---                   ----------              -----------
California                                           869                 $438,207,836                74.5%
New York                                              74                   31,805,184                 5.4
All Other States(1)                                  254                  118,491,391                20.1
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,197                 $588,504,411               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.
(1) Each of the other states is less than 3.0% of the aggregate principal balance.


                                                 Property Type


                                           No. of Mortgage Loans        Total Dollar          Scheduled Principal
Property Type                                       (#)                   Amount ($)              Balance (%)
-------------                                       ---                   ----------              -----------
Single Family                                        842                 $413,904,916                70.3%
PUD                                                  253                  129,675,262                22.0
Condominium                                           69                   28,365,064                 4.8
2 - 4 Family                                          31                   15,413,552                 2.6
Townhouse                                              2                    1,145,617                 0.2
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,197                 $588,504,411               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.



                                                 Loan Purpose


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Loan Purpose                                     Loans (#)                Amount ($)              Balance (%)
------------                                     ---------                ----------              -----------
Purchase                                             734                 $344,674,328                58.6%
Cash Out Refi                                        226                  118,927,767                20.2
Rate/Term Refi                                       236                  124,528,709                21.2
Other                                                  1                      373,608                 0.1
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,197                 $588,504,411               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.


                                                   Occupancy

                                              No. of Mortgage           Total Dollar          Scheduled Principal
Occupancy                                        Loans (#)                Amount ($)              Balance (%)
---------                                        ---------                ----------              -----------
Primary                                            1,146                 $564,688,166                96.0%
Second Home                                           43                   20,116,661                 3.4
Investor                                               8                    3,699,583                 0.6
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,197                 $588,504,411               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               June 7, 2002


                                                      Age


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Age                                              Loans (#)                Amount ($)              Balance (%)
---                                              ---------                ----------              -----------
13 - 18 Months                                         2              $       660,639                 0.1%
19 - 24 Months                                        12                    4,958,257                 0.8
25 - 30 Months                                        49                   23,575,178                 4.0
31 - 36 Months                                       716                  327,087,179                55.6
37 - 42 Months                                       273                  145,315,883                24.7
43+ Months                                           145                   86,907,275                14.8
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,197                 $588,504,411               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.



                                                Document Status


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Document Status                                  Loans (#)                Amount ($)              Balance (%)
---------------                                  ---------                ----------              -----------
Unavailable                                          538                 $270,673,121                46.0%
Standard                                             430                  227,695,400                38.7
Alternative                                          210                   82,155,382                14.0
Streamline                                            18                    7,469,000                 1.3
Stated Income                                          1                      511,507                 0.1
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,197                 $588,504,411               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.




                                              Property Zip Codes


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Property Zip Codes                               Loans (#)                Amount ($)              Balance (%)
------------------                               ---------                ----------              -----------
90210                                                 13                $  10,051,233                 1.7%
90049                                                 11                    9,451,801                 1.6
94022                                                 11                    8,518,045                 1.4
90266                                                 16                    7,374,648                 1.3
90272                                                 11                    6,911,151                 1.2
90274                                                 11                    6,908,684                 1.2
90265                                                  6                    6,354,702                 1.1
92660                                                  9                    6,239,250                 1.1
90275                                                 11                    5,448,128                 0.9
All Other                                          1,098                  521,246,770                88.6
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,197                 $588,504,411               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.







This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               June 7, 2002


                                              Delinquency Status

                                              No. of Mortgage           Total Dollar          Scheduled Principal
Delinquency Status                               Loans (#)                Amount ($)              Balance (%)
------------------                               ---------                ----------              -----------
Current                                            1,196                 $587,773,606                99.9%
30                                                     1                      730,805                 0.1
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                              1,197                 $588,504,411               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.







This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               June 7, 2002




                               The Mortgage Loans (Group II)

Scheduled Principal Balance:                                                       $175,045,083
Number of Mortgage Loans:                                                                   332
Scheduled Principal Balance of the Largest Mortgage Loan:                            $2,396,034
Average Scheduled Principal Balance:                                                   $527,244
Weighted Average Gross Coupon:                                                            8.06%
Weighted Average Net Coupon:                                                              7.80%
Weighted Average Stated Remaining Term:                                                     334
Weighted Average Seasoning:                                                                  24
Weighted Average Amortized Current LTV Ratio:                                             68.4%
Weighted Average Months to Roll:                                                             96
Weighted Average Margin:                                                                  2.72%
Weighted Average Initial Rate Cap:                                                        3.19%
Weighted Average Periodic Rate Cap:                                                       2.00%
Weighted Average Lifetime Rate Cap:                                                       5.00%
Weighted Average FICO Score:                                                                727



                                          Scheduled Principal Balance

                                              No. of Mortgage           Total Dollar          Scheduled Principal
Scheduled Principal Balance                       Loans (#)               Amount ($)              Balance (%)
---------------------------                       ---------               ----------              -----------
Below $250,000                                         1               $      223,197                 0.1%
$250,001 - $350,000                                   85                   27,279,457                15.6
$350,001 - $500,000                                  137                   57,071,754                32.6
$500,001 - $650,000                                   43                   24,592,206                14.0
$650,001 - $750,000                                   20                   13,948,516                 8.0
$750,001 - $900,000                                   13                   10,685,550                 6.1
$900,001 or Greater                                   33                   41,244,402                23.6
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                332                 $175,045,082               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.



                                                 Gross Coupons

                                              No. of Mortgage           Total Dollar         Scheduled Principal
Gross Coupon                                     Loans (#)                Amount ($)              Balance (%)
------------                                     ---------                ----------              -----------
6.50% - 6.99%                                          8                $   6,849,753                 3.9%
7.00% - 7.49%                                         10                    7,128,339                 4.1
7.50% - 7.99%                                        114                   53,216,971                30.4
8.00% - 8.49%                                        143                   75,516,027                43.1
8.50% - 8.99%                                         55                   30,542,781                17.4
9.00% - 9.49%                                          2                    1,791,211                 1.0
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                332                 $175,045,082               100.0%
========================================= ========================= ======================= ========================


Column totals may not add to 100.0% due to rounding.






This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               June 7, 2002



                                    Amortized Current Loan-to-Value Ratios


                                                No. of Mortgage         Total Dollar         Scheduled Principal
Amortized Current Loan-to-Value Ratio              Loans (#)              Amount ($)              Balance (%)
-------------------------------------              ---------              ----------              -----------
Below 40.00%                                          13                $    6,563,752                3.7%
40.00% - 49.99%                                       24                    17,236,087                9.8
50.00% - 59.99%                                       30                    15,894,434                9.1
60.00% - 69.99%                                       55                    33,748,761               19.3
70.00% - 79.99%                                      193                    95,746,394               54.7
80.00% - 84.99%                                        4                     1,347,916                0.8
85.00% - 89.99%                                        7                     2,388,194                1.4
90.00% - 100.00%                                       6                     2,119,545                1.2
--------------------------------------------- --------------------- ----------------------- ------------------------
Total                                                332                 $175,045,082               100.0%
============================================= ===================== ======================= ========================

Column totals may not add to 100.0% due to rounding.


                                          Primary Mortgage Insurance


                                                No. of Mortgage         Total Dollar          Scheduled Principal
Primary Mortgage Insurance ("PMI")                 Loans (#)              Amount ($)              Balance (%)
----------------------------------                 ---------              ----------              -----------
Amortized CLTV < 80%                                  315               $169,189,428               96.7%
Amortized CLTV > 80%, With PMI                         17                  5,855,655                3.3
--------------------------------------------- --------------------- ----------------------- ------------------------
Total                                                 332               $175,045,082               100.0%
============================================= ===================== ======================= ========================

Column totals may not add to 100.0% due to rounding.




                                      Stated Remaining Months to Maturity

Stated Remaining                                No. of Mortgage         Total Dollar          Scheduled Principal
Term (Scheduled)                                   Loans (#)              Amount ($)              Balance (%)
----------------                                   ---------              ----------              -----------
Under 313 Months                                          5            $     1,898,505                1.1%
325 - 336 Months                                        212                108,080,787               61.7
337 - 348 Months                                        109                 57,911,097               33.1
349 - 360 Months                                          6                  7,154,694                4.1
--------------------------------------------- --------------------- ----------------------- ------------------------
Total                                                   332              $175,045,082               100.0%
============================================= ===================== ======================= ========================


Column totals may not add to 100.0% due to rounding.



                                                    Indices

                                            No. of Mortgage           Total Dollar          Scheduled Principal
Index                                          Loans (#)               Amount ($)               Balance (%)
-------------------------                   --------------           ---------------        -------------------
1 Year CMT                                      326                    $166,818,800               95.3%
1 Year LIBOR                                      6                       8,226,283                4.7
----------------------------------------------------------------------------------------------------------------
Total                                           332                    $175,045,082              100.0%
================================================================================================================

Column totals may not add to 100.0% due to rounding.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               June 7, 2002


                                                Months to Roll


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Months to Roll                                   Loans (#)                Amount ($)              Balance (%)
--------------                                   ---------                ----------              -----------
89 - 94 Months                                       146                $  71,805,889                41.0%
95 - 102 Months                                      178                   93,369,009                53.3
103 - 108 Months                                       3                    3,030,352                 1.7
109 - 114 Months                                       5                    6,839,833                 3.9
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                332                 $175,045,082               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.



                                                    Margin

                                              No. of Mortgage           Total Dollar          Scheduled Principal
Margin                                           Loans (#)                Amount ($)              Balance (%)
------                                           ---------                ----------              -----------
2.250%                                                 6               $    8,226,283                 4.7%
2.500%                                                 3                    1,080,842                 0.6
2.750%                                               323                  165,737,958                94.7
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                332                 $175,045,082               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.



                                               Initial Rate Cap

                                              No. of Mortgage           Total Dollar          Scheduled Principal
Initial Rate Cap                                 Loans (#)                Amount ($)              Balance (%)
----------------                                 ---------                ----------              -----------
2.000%                                                 1              $       380,493                 0.2%
3.000%                                               315                  158,039,381                90.3
5.000%                                                16                   16,625,208                 9.5
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                332                 $175,045,082               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.



                                                  FICO Scores

                                              No. of Mortgage           Total Dollar          Scheduled Principal
FICO Score                                       Loans (#)                Amount ($)              Balance (%)
----------                                       ---------                ----------              -----------
Unavailable                                           17               $    8,384,912                 4.8%
Below 640                                             14                    6,573,447                 3.8
640 - 659                                             24                   10,854,803                 6.2
660 - 679                                             23                   10,612,003                 6.1
680 - 699                                             39                   25,107,801                14.3
700 - 719                                             38                   20,165,174                11.5
720 - 739                                             35                   19,786,222                11.3
740 - 759                                             46                   23,373,076                13.4
760 or Greater                                        96                   50,187,644                28.7
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                332                 $175,045,082               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               June 7, 2002


                                                Property State


                                           No. of Mortgage Loans        Total Dollar          Scheduled Principal
Property State                                      (#)                   Amount ($)              Balance (%)
--------------                                      ---                   ----------              -----------
California                                           138                $  79,030,413                45.1%
New York                                              65                   33,565,679                19.2
Florida                                               22                   10,719,837                 6.1
North Carolina                                        16                    6,857,967                 3.9
Virginia                                              17                    6,733,518                 3.8
All Other States(1)                                   74                   38,137,668                21.8
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                332                 $175,045,082               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.
(1) Each of the other states is less than 3.0% of the aggregate principal balance.


                                                 Property Type

                                           No. of Mortgage Loans        Total Dollar          Scheduled Principal
Property Type                                       (#)                   Amount ($)              Balance (%)
-------------                                       ---                   ----------              -----------
Single Family                                        209                 $115,406,017                65.9%
PUD                                                   89                   42,743,084                24.4
Condominium                                           26                   12,722,290                 7.3
2 - 4 Family                                           4                    2,376,663                 1.4
Co-op                                                  3                    1,453,626                 0.8
Townhouse                                              1                      343,403                 0.2
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                332                 $175,045,082               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.



                                                 Loan Purpose

                                              No. of Mortgage           Total Dollar          Scheduled Principal
Loan Purpose                                     Loans (#)                Amount ($)              Balance (%)
------------                                     ---------                ----------              -----------
Purchase                                             280                 $141,968,870                81.1%
Cash Out Refi                                         25                   16,190,299                 9.2
Rate/Term Refi                                        27                   16,885,913                 9.6
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                332                 $175,045,082               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.



                                                   Occupancy

                                              No. of Mortgage           Total Dollar          Scheduled Principal
Occupancy                                        Loans (#)                Amount ($)              Balance (%)
---------                                        ---------                ----------              -----------
Primary                                              297                 $153,760,110                87.8%
Second Home                                           31                   19,745,536                11.3
Investor                                               4                    1,539,436                 0.9
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                332                 $175,045,082               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.







This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                               June 7, 2002


                                                      Age

                                              No. of Mortgage           Total Dollar          Scheduled Principal
Age                                              Loans (#)                Amount ($)              Balance (%)
---                                              ---------                ----------              -----------
0 - 6 Months                                           2                $   1,939,972                 1.1%
7 - 12 Months                                          6                    7,073,752                 4.0
13 - 18 Months                                        11                    7,428,247                 4.2
19 - 24 Months                                       144                   71,659,204                40.9
25 - 30 Months                                       169                   86,943,907                49.7
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                332                 $175,045,082               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.



                                                Document Status

                                              No. of Mortgage           Total Dollar          Scheduled Principal
Document Status                                  Loans (#)                Amount ($)              Balance (%)
---------------                                  ---------                ----------              -----------
Standard                                             188                 $110,547,663                63.2%
Alternative                                          142                   63,783,066                36.5
Streamline                                             2                      714,353                 0.4
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                332                 $175,045,082               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.



                                              Property Zip Codes

                                              No. of Mortgage           Total Dollar          Scheduled Principal
Property Zip Codes                               Loans (#)                Amount ($)              Balance (%)
------------------                               ---------                ----------              -----------
90069                                                  3                $   3,139,530                 1.8%
27927                                                  6                    2,974,177                 1.7
94118                                                  2                    2,935,538                 1.7
10580                                                  2                    2,513,339                 1.4
93923                                                  2                    2,214,984                 1.3
91011                                                  4                    2,202,252                 1.3
91436                                                  2                    1,931,694                 1.1
06880                                                  2                    1,885,603                 1.1
94402                                                  2                    1,834,092                 1.0
94121                                                  1                    1,788,967                 1.0
All Other                                            306                  151,624,905                86.6
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                332                 $175,045,082               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.



                                              Delinquency Status

                                              No. of Mortgage           Total Dollar          Scheduled Principal
Delinquency Status                               Loans (#)                Amount ($)              Balance (%)
------------------                               ---------                ----------              -----------
Current                                              332                 $175,045,082               100.0%
----------------------------------------- ------------------------- ----------------------- ------------------------
Total                                                332                 $175,045,082               100.0%
========================================= ========================= ======================= ========================

Column totals may not add to 100.0% due to rounding.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.